As filed with the Securities and Exchange Commission on November 8, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09447

Jacob Funds Inc.
(Exact name of Registrant as specified in charter)

C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
(Address of principal executive offices) (Zip code)

Ryan Jacob
C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
(Name and address of agent for service)

(424)-237-2164
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2013

Item 1. Reports to Stockholders.

JACOB INTERNET FUND
JACOB SMALL CAP GROWTH FUND
JACOB MICRO CAP GROWTH FUND
JACOB WISDOM FUND

Annual
Report

August 31, 2013

Jacob Internet Fund
Jacob Small Cap Growth Fund
Jacob Micro Cap Growth Fund
Jacob Wisdom Fund

Annual Report
August 31, 2013

The Jacob Internet Fund, Jacob Small Cap Growth Fund and
Jacob Micro Cap Growth Fund are mutual funds with the
primary investment objective of long-term growth of capital.

The Jacob Wisdom Fund is a mutual fund with the primary investment objective to maximize total investment return consisting of a combination of income and capital appreciation.

The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1

Industry Breakdown	4

Schedule of Investments	13

Statements of Assets and Liabilities	24

Statements of Operations	26

Statements of Changes in Net Assets	28

Financial Highlights	32

Notes to the Financial Statements	39

Report of Independent Registered Public
Accounting Firm	55

Additional Information on Fund Expenses	56

Additional Information	59

Dear Fellow Investors,

It was a strong twelve month period for the equity markets.  Many indices hit new highs, buoyed by positive indicators around the globe.  Here in the U.S., the economy continues to expand, albeit modestly.  Europe, encouragingly, appears to have bottomed and shows signs it may be beginning to recover.  Even emerging markets have turned a corner, exhibiting more stability in recent months.  While certain risks remain in the stock market, they are being superseded by a gradual global recovery.

One of investors’ top concerns is whether the recent rise in interest rates will continue, and whether that will impede our recovery or cause stock valuations to fall.  We are of the view that, given the economic outlook, a rise that is not too dramatic should present only a slight headwind.  To some extent, it could even fuel a fund flow reversal, as investors exit the bond market and begin to reallocate to stocks.  This dynamic may already be at play, as demonstrated in the market strength and rising valuations seen over the last several months.

We believe that if the recovery continues, it is likely the Fed will taper it’s $85 billion per month bond buying program and allow interest rates to rise.  Such a move would affect certain sectors more than others, meaning the type of rotation we’ve seen since the spring would likely continue.  We believe the technology, healthcare and energy sectors in particular should benefit from this trend.

Jacob Internet Fund

For the fiscal year ended August 31, 2013, Jacob Internet Fund returned 25.74%, ahead of the NASDAQ Composite Index, which returned 18.97%.  Our best-performing Fund racked up most of its outperformance in the past six months.  Though the stock market was led in the first half by economically sensitive industries—like housing, autos, and consumer names—investors started to desert those areas when interest rates began to rise.  At that point, our performance was buoyed by investor rotation toward technology stocks and other less interest-rate affected sectors.

A number of our technology holdings outperformed significantly, enjoying returns in the triple digits.  Some of the standout stocks were long-held favorites.  Shutterfly, TripAdvisor, Yahoo and Yelp all contributed meaningfully to our outperformance.

Also worthy of note, this spring we finally took a position in Facebook, a company we had patiently steered clear of in the aftermath of its much-hyped IPO.  We felt that the stock’s valuation had declined to attractive levels while, at the same time, the company has done a terrific job of improving its fundamentals.  In particular, they have proven that they can monetize the challenging transition to mobile computing, and have started delivering ads on smartphones.  We bought our shares at attractive valuations, and the stock has since risen so dramatically that it has grown to be one of our largest positions.

Jacob Small Cap Growth Fund

Jacob Small Cap Growth Fund Investor Class was up 27.11% during the fiscal year ended August 31, 2013, virtually in line with the benchmark Russell 2000 Growth Index, which returned 28.14%.  As with the Jacob Internet Fund, this Fund’s performance suffered in the first half when investors were favoring cyclicals, but went on to greatly outperform in the second half, as the market started rotating back into our favored sectors.  In this case, our performance was driven in large part by the continued strength in healthcare stocks.

In healthcare, we bought a position in antibiotic developer Trius Therapeutics, which was quickly acquired by Cubist Pharmaceuticals for a hefty premium (also held in the Jacob Micro Cap Growth Fund).  Our holding in Celldex Therapeutics, a company that is developing promising new cancer vaccine immunotherapy, showed a triple-digit rise—as did Dexcom, a maker of devices used by diabetes patients for continuous glucose monitoring.

Certain technology holdings excelled during this period.  In July, we were pleased that Cisco acquired one of our long-held positions, security hardware and software company Sourcefire, for a significant premium—proving our thesis that even in an era of budget tightening, network security is an area that continues to grow.  Yelp had a stellar year, with triple-digit returns (Sourcefire and Yelp are also held in the Jacob Internet Fund).  Finally, Multimedia Games, a major gaming machine company that is entering the Nevada market, was also a big performer in the period (also held in the Jacob Micro Cap Growth Fund).

Jacob Micro Cap Growth Fund

Jacob Micro Cap Growth Fund Institutional Class was up 32.44%, outperforming the Russell Microcap Growth Index, which returned 32.47% for the nine months ended August 31, 2013.  One of our strongest performers was Celldex (see above), a larger holding in this Fund compared to the Jacob Small Cap Growth Fund.  In fact, this company saw its market cap balloon so much during the period, on news of strong cancer therapy data, that we took our profits and sold our shares in order to stay within our microcap mandate.  This is a high class problem that we hope to repeat again and again in the future.

A newcomer to the Fund was TearLab, which we added in the first half of the year.  We are heartened to see that in the six months since then, this company’s testing devices for dry eye disease have rapidly been adopted by medical practitioners as standard of care in the industry.  Orders have been accelerating and an increased number of insurers are covering the devices.

Another fascinating new name is iCAD, a leader in the cutting-edge field of computer-aided detection and treatment for cancer.  This FDA-approved innovative technology is already being used to treat breast cancer and various types of skin cancer.  We are encouraged by signs that the broader medical community is starting to consider these therapies as substitutes for long standing treatment options.

Jacob Wisdom Fund

Jacob Wisdom Fund was up 8.40% for the fiscal year ended August 31, 2013, compared to the benchmark S&P 500 Index, which returned 18.70%.  While we usually aim to come closer to the performance of the S&P 500 Index with this conservatively positioned, low-risk portfolio, this was a difficult period for two reasons.

It’s no secret that Apple weathered a major correction during the first half of the year, and our relatively large position going into the year hurt our performance, particularly during the second quarter.  However, we took the opportunity to selectively add to our holding as the price dropped to even more attractive levels.  We view Apple as a long-term holding, as this uniquely cash-rich company transitions to a period of slower growth but rising dividends.

In the second half, our significant weighting in mortgage REITs hurt our performance, as these stocks proved to be even more sensitive to interest rates than we had previously believed.  As ten-year Treasury rates rose, the companies showed that they were unable to effectively hedge against interest rate risk.  In the latest quarter, we started to sell our REIT holdings, and ended the fiscal period with only a small position remaining.

During the period, we added two substantial positions to the portfolio: IBM and Dover Corp.  Both companies have had very high returns on invested capital and excellent operations.  They are shareholder friendly, with an established track record of buying back stock and steadily increasing dividends.  In addition, Dover has announced plans to spin off its valuable communications business, which sells sensors to the smartphone market to companies such as Apple, Google and Samsung.  Our expectations are that this savvy move could unlock substantial shareholder value.

Going forward, we will continue to closely monitor the signals from the Fed with the expectation that we are likely entering a period of gradually rising interest rates.  We are optimistic that the global recovery underway will continue and that the Funds’ holdings are well positioned for this environment.  As always, we are committed to staying true to our philosophy and process and thank you for investing with us.

Ryan Jacob
Chairman and Chief Investment Officer

Frank Alexander
Portfolio Manager

Past performance is not a guarantee of future results.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change.  Forecasts cannot be guaranteed.

Mutual fund investing involves risk; loss of principal is possible.  The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  There are more specific risks inherent in investing in the Internet area, particularly with respect to smaller capitalized companies and the high volatility of Internet stocks.  The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility.  Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources.  Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price.  In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.  Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security.  Current and future portfolio holdings are subject to risk.

Please refer to the schedule of investments for complete Fund holdings information.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe.  It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.  It is not possible to invest directly in an index.

Performance data reflects fee waivers and in the absence of these waivers performance would be reduced.

The Funds are distributed by Quasar Distributors, LLC.

JACOB INTERNET FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2013
(as a percentage of total investments less securities lending)
(Unaudited)

JACOB SMALL CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2013
(as a percentage of total investments)
(Unaudited)

JACOB MICRO CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2013
(as a percentage of total investments)
(Unaudited)

JACOB WISDOM FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2013
(as a percentage of total investments)
(Unaudited)

Comparison of $10,000 Investment in
Jacob Internet Fund vs. Indices (Unaudited)

	Average Annual Total Return
	through August 31, 2013
	One Year	Five Year	Ten Year
Jacob Internet Fund	25.74%	12.98%	10.33%
S&P 500® Index	18.70%	7.32%	7.12%
NASDAQ Composite Index	18.97%	9.96%	8.25%
Bloomberg U.S. Internet Index	25.00%	9.76%	6.76%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.  The Bloomberg U.S. Internet Index is a capitalization-weighted index comprised of U.S. internet companies that have a market capitalization greater than $250 million.  The returns of the indices are not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on September 1, 2003 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in
Jacob Small Cap Growth Fund Institutional Class vs. Russell 2000 Growth Index (Unaudited)

Cumulative Total Return
through August 31, 2013
(Since November 12, 2012)
Jacob Small Cap Growth Fund Institutional Class	36.55%
Russell 2000 Growth Index	32.02%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on November 12, 2012 (commencement of operations) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in
Jacob Small Cap Growth Fund Investor Class vs. Russell 2000 Growth Index (Unaudited)

	Returns as of August 31, 2013
			Annual Return
	One Year	Three Year	Since Inception
Jacob Small Cap Growth Fund Investor Class	27.11%	19.28%	15.25%
Russell 2000 Growth Index	28.14%	22.59%	18.56%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on February 1, 2010 (date of reorganization) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in
Jacob Micro Cap Growth Fund vs. Indices (Unaudited)

Cumulative Total Return
through August 31, 2013
(Since October 16, 2012*)
Jacob Micro Cap Growth Fund Institutional Class	24.86%
Jacob Micro Cap Growth Fund Investor Class	24.53%
Russell Microcap Growth Index	27.94%
Russell 2000 Growth Index	24.78%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

This chart assumes an initial gross investment of $10,000 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*
The Fund performance is shown for the period beginning on October 16, 2012, which is when the Jacob Asset Management of New York LLC (the “Adviser”) investment team took over exclusive management of the Predecessor Fund’s portfolio.  In previous years, the Predecessor Fund was managed by another investment advisory firm, and, from July 9, 2012 through October 15, 2012, it was managed by the Adviser along with the portfolio manager from the prior advisory firm.  Performance information prior to October 16, 2012 is not shown, but is reflected in the Total Return figures in the Financial Highlights section of the financial statements.

Comparison of $10,000 Investment in
Jacob Wisdom Fund vs. S&P 500® Index (Unaudited)

	Returns as of August 31, 2013
			Annual Return
	One Year	Three Year	Since Inception*
Jacob Wisdom Fund	8.40%	12.63%	9.65%
S&P 500® Index	18.70%	18.40%	13.25%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on December 1, 2009 (the day the Adviser took over management of the Wisdom Fund) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*
On December 1, 2009, the Adviser took over management of the Wisdom Fund series of New Providence Investment Trust prior to the Wisdom Fund’s merger into the Jacob Wisdom Fund on February 18, 2010.  Due to the change in adviser and investment technique, performance is being quoted for the period after the change in management.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
August 31, 2013

Shares				Value

	COMMON STOCKS		93.1%

	Internet-Commerce	14.5%
15,250	Bottomline Technologies, Inc.*			$415,105
24,000	Ctrip.com International Ltd.—ADR*^			1,104,480
15,000	eBay Inc.*			749,850
32,000	Expedia, Inc.			1,496,320
19,286	Shutterfly, Inc.*			1,002,100
218,341	ZipRealty, Inc.*			1,037,120
				5,804,975

	Internet-Infrastructure	50.2%
5,000	Apple Computer, Inc.			2,435,250
4,000	athenahealth Inc.*(a)			421,960
42,000	Broadcom Corp.—Class A			1,060,920
80,600	CEVA, Inc.*			1,461,278
26,000	Cirrus Logic, Inc.*			585,000
36,600	Cisco Systems, Inc.			853,146
67,900	Ellie Mae, Inc.*(a)			1,971,816
97,700	Immersion Corp.*			1,246,652
66,400	InvenSense, Inc.*(a)			1,186,568
368,479	iPass Inc.*			663,262
44,450	IXIA*			645,414
63,806	LogMeIn, Inc.*(a)			1,900,781
30,400	Red Hat, Inc.*			1,535,808
20,000	Salesforce.com, Inc.*			982,600
15,696	SanDisk Corp.			866,105
245,000	Silicon Image, Inc.*			1,327,900
12,347	Sourcefire Inc.*			931,705
				20,076,165

	Internet-Media	28.4%
52,000	Facebook, Inc.*			2,146,560
2,000	Google Inc.*			1,693,800
126,084	Jiayuan.com International Ltd.—ADR^(a)			795,590
21,900	SINA Corp.*^			1,695,498
30,000	Tencent Holdings Ltd. (HK)			1,401,069
11,900	TripAdvisor Inc.*			880,243
67,874	Yahoo! Inc.*			1,840,743
17,900	Yelp! Inc.*			930,442
				11,383,945
	TOTAL COMMON STOCKS (Cost $20,830,445)			37,265,085

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2013

Shares				Value

	SHORT TERM INVESTMENT		9.0%

	Money Market Fund	9.0%
3,600,552	Fidelity Government Portfolio-Class I, 0.01%(b)			$3,600,552
	TOTAL SHORT TERM INVESTMENT (Cost $3,600,552)			3,600,552

Principal	INVESTMENTS PURCHASED WITH CASH
Amount	PROCEEDS FROM SECURITIES LENDING		0.3%

	Commercial Paper	0.3%
$630,875	Ottimo Funding LLC, 0.00%, Due 10/25/13(c)			145,193
	TOTAL INVESTMENTS PURCHASED WITH
	CASH PROCEEDS FROM SECURITIES LENDING (Cost $630,875)			145,193
	TOTAL INVESTMENTS (Cost $25,061,872)		102.4%	41,010,830
	LIABILITIES IN EXCESS OF OTHER ASSETS		(2.4)%	(977,979)
	TOTAL NET ASSETS		100.0%	$40,032,851

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	All or portion of shares are on loan.
(b)	7-day yield.
(c)	Illiquid security fair valued as delegated by the Jacob Funds’ Board of Directors.
ADR	American Depositary Receipt.
HK	Security denominated in Hong Kong dollars. Value translated into U.S. dollars.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2013

Shares				Value

	COMMON STOCKS		93.8%

	Arts, Entertainment, and Recreation	6.5%
5,800	Bally Technologies, Inc.*			$418,354
100,000	DHX Media Ltd.^			272,477
11,000	Multimedia Games Holding Co., Inc.*			431,640
				1,122,471

	Biotech & Pharmaceuticals	14.7%
36,089	Achillion Pharmaceuticals Inc.*			232,774
115,350	Amarin Corp. PLC—ADR*^			726,705
8,000	Celldex Therapeutics, Inc.*			173,760
24,394	Cempra, Inc.*			219,546
30,100	Coronado Biosciences, Inc.*			245,315
45,650	Curis, Inc.*			199,947
32,000	Nektar Therapeutics*			389,760
18,000	Tetraphase Pharmaceuticals, Inc.*			153,720
15,000	Trius Therapeutics, Inc.*			205,050
				2,546,577

	Energy-Exploration & Production	10.4%
15,500	Carrizo Oil & Gas, Inc.*			531,030
20,500	Oasis Petroleum Inc.*			803,600
71,500	Triangle Petroleum Corp.*			475,475
				1,810,105

	Energy-Infrastructure & Services	2.0%
3,000	Chart Industries, Inc.*			342,540

	Financial	3.0%
32,050	HomeTrust Bancshares, Inc.*			524,018

	Health Care Providers & Services	2.5%
20,800	Capital Senior Living Corp.*			433,056

	Industrial	7.0%
5,640	Advanced Emissions Solutions, Inc.*			220,242
10,700	MasTec, Inc.*			340,260
13,000	Mistras Group, Inc.*			236,990
18,200	XPO Logistics, Inc.*			417,872
				1,215,364

	Medical Devices	7.4%
5,500	Align Technology, Inc.*			239,525

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2013

Shares				Value

	COMMON STOCKS—(CONTINUED)		93.8%

	Medical Devices—(Continued)	7.4%
16,105	Derma Sciences, Inc.*			$226,114
15,000	DexCom, Inc.*			405,750
14,500	Endologix, Inc.*			229,390
14,035	STAAR Surgical Co.*			178,104
				1,278,883

	Retail & Restaurants	5.7%
22,000	Fifth & Pacific Companies, Inc.*			524,480
4,600	Steven Madden, Ltd.*			248,400
15,900	Tilly’s Inc.—Class A*			219,579
				992,459

	Technology-Hardware	13.1%
12,300	Cardtronics, Inc.*			426,687
35,803	CEVA, Inc.*			649,109
17,500	Cirrus Logic, Inc.*			393,750
29,800	InvenSense, Inc.*			532,526
19,500	IXIA*			283,140
				2,285,212

	Technology-Software & Services	21.5%
6,600	Bottomline Technologies, Inc.*			179,652
29,600	Ellie Mae, Inc.*			859,584
5,000	Liberty Ventures*			428,200
27,300	LogMeIn, Inc.*			813,267
8,463	Shutterfly, Inc.*			439,738
5,500	Sourcefire Inc.*			415,030
3,048	SPS Commerce, Inc.*			190,012
7,800	Yelp! Inc.*			405,444
				3,730,927
	TOTAL COMMON STOCKS (Cost $12,226,662)			16,281,612

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2013

Shares				Value

	SHORT TERM INVESTMENT		6.7%

	Money Market Fund	6.7%
1,169,772	Fidelity Government Portfolio-Class I, 0.01%(a)			$1,169,772
	TOTAL SHORT TERM INVESTMENT (Cost $1,169,772)			1,169,772
	TOTAL INVESTMENTS (Cost $13,396,434)		100.5%	17,451,384
	LIABILITIES IN EXCESS OF OTHER ASSETS		(0.5)%	(84,306)
	TOTAL NET ASSETS		100.0%	$17,367,078

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2013

Shares				Value

	COMMON STOCKS		97.2%

	Arts, Entertainment, and Recreation	6.3%
129,100	DHX Media Ltd.^			$351,768
14,000	Multimedia Games Holding Co., Inc.*			549,360
				901,128

	Biotech & Pharmaceuticals	16.7%
55,300	Achillion Pharmaceuticals Inc.*			356,685
43,950	Cempra, Inc.*			395,550
46,300	Coronado Biosciences, Inc.*			377,345
75,614	Curis, Inc.*			331,189
216,700	NovaBay Pharmaceuticals, Inc.*			312,048
30,000	Tetraphase Pharmaceuticals, Inc.*			256,200
27,225	Trius Therapeutics, Inc.*			372,166
				2,401,183

	Energy-Exploration & Production	4.1%
87,776	Triangle Petroleum Corp.*			583,710

	Financial	3.1%
27,400	HomeTrust Bancshares, Inc.*			447,990

	Food & Beverages	2.7%
66,603	Reed’s, Inc.*			393,623

	Health Care Providers & Services	2.5%
17,200	Capital Senior Living Corp.*			358,104

	Industrial	14.6%
8,640	Advanced Emissions Solutions, Inc.*			337,392
24,478	CECO Environmental Corp.			326,047
62,000	Energy Recovery, Inc.*			316,820
20,000	Mistras Group, Inc.*			364,600
17,201	MYR Group Inc.*			377,046
16,800	XPO Logistics, Inc.*			385,728
				2,107,633

	Medical Devices	13.4%
27,922	Derma Sciences, Inc.*			392,025
24,000	Endologix, Inc.*			379,680
68,000	iCAD, Inc.*			381,480
23,600	STAAR Surgical Co.*			299,484

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2013

Shares				Value

	COMMON STOCKS—(CONTINUED)		97.2%

	Medical Devices—(Continued)	13.4%
36,600	TearLab Corp.*			$480,924
				1,933,593

	Retail & Restaurants	4.1%
5,800	Natural Grocers by Vitamin Cottage, Inc.*			223,590
26,400	Tilly’s Inc.—Class A*			364,584
				588,174

	Technology-Hardware	7.0%
29,639	CEVA, Inc.*			537,355
85,619	Silicon Image, Inc.*			464,055
				1,001,410

	Technology-Software & Services	22.7%
6,100	Bottomline Technologies, Inc.*			166,042
25,150	Ellie Mae, Inc.*			730,356
34,997	Immersion Corp.*			446,562
212,181	iPass Inc.*			381,926
48,432	Jiayuan.com International Ltd.—ADR^			305,606
22,364	LogMeIn, Inc.*			666,223
2,800	SPS Commerce, Inc.*			174,552
83,545	ZipRealty, Inc.*			396,839
				3,268,106
	TOTAL COMMON STOCKS (Cost $10,876,549)			13,984,654

	SHORT TERM INVESTMENT		1.6%
	Money Market Fund	1.6%
236,719	Fidelity Government Portfolio-Class I, 0.01%(a)			236,719
	TOTAL SHORT TERM INVESTMENT (Cost $236,719)			236,719
	TOTAL INVESTMENTS (Cost $11,113,268)	98.8%		14,221,373
	OTHER ASSETS IN EXCESS OF LIABILITIES	1.2%		151,254
	TOTAL NET ASSETS		100.0%	$14,372,627

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	7-day yield.
ADR	American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS
August 31, 2013

Shares				Value

	COMMON STOCKS		91.6%

	Air Freight & Logistics	1.9%
2,400	United Parcel Service, Inc. (UPS)—Class B			$205,392

	Beverages	7.1%
2,400	Anheuser-Busch InBev NV—ADR^			224,040
7,500	The Coca-Cola Co.			286,350
2,000	Diageo plc—ADR^			245,360
				755,750

	Commercial Banks	2.7%
12,000	Banco Latinoamericano de Comercio Exterior SA^			288,960

	Commercial Services & Supplies	6.0%
600	AutoZone, Inc.*			251,964
1,200	The Sherwin-Williams Co.			206,880
3,000	Verisk Analytics, Inc.—Class A*			186,540
				645,384

	Consumer Finance	8.4%
3,900	American Express Co.			280,449
500	MasterCard, Inc.—Class A			303,040
1,800	Visa Inc.—Class A			313,956
				897,445

	Consumer Non-Cyclical	4.5%
5,400	Lorillard, Inc.			228,420
3,000	Philip Morris International Inc.			250,320
				478,740

	Diversified Manufacturing	2.4%
3,000	Dover Corp.			255,150

	Food & Staples Retailing	4.8%
2,000	Costco Wholesale Corp.			223,740
4,000	Wal-Mart Stores, Inc.			291,920
				515,660

	Food Products	5.8%
5,000	Campbell Soup Co.			215,900
3,000	Mead Johnson Nutrition Co.			225,090
4,800	Unilever NV—NY Shares—ADR^			180,624
				621,614

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2013

Shares				Value

	COMMON STOCKS—(CONTINUED)		91.6%

	Health Care Equipment & Supplies	6.1%
2,500	Becton Dickinson & Co.			$243,450
3,600	C.R. Bard, Inc.			413,532
				656,982

	Hotels, Restaurants & Leisure	2.7%
3,000	McDonald’s Corp.			283,080

	Insurance	4.7%
2	Berkshire Hathaway Inc.—Class A*			334,100
2,000	The Chubb Corp.			166,340
				500,440

	Machinery	8.0%
3,000	Cummins Inc.			369,600
4,800	The Toro Co.			253,488
3,000	WABCO Holdings Inc.*			233,970
				857,058

	Oil, Gas & Consumable Fuels	6.7%
3,000	Exxon Mobil Corp.			261,480
7,500	Southwestern Energy Co.*			286,500
9,000	WPX Energy Inc.*			167,940
				715,920

	Pharmaceuticals	1.9%
4,200	Sanofi-Aventis—ADR^			200,676

	Technology-Hardware & Software	8.5%
1,300	Apple Computer, Inc.			633,165
1,500	International Business Machines Corp. (IBM)			273,405
				906,570

	Textiles, Apparel & Luxury Goods	9.4%
7,500	Coach, Inc.			396,075
6,000	Kohl’s Corp.			307,860
4,800	Nike, Inc.—Class B			301,536
				1,005,471
	TOTAL COMMON STOCKS (Cost $6,993,888)			9,790,292

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2013

Shares				Value

	SHORT TERM INVESTMENT		9.3%
	Money Market Fund	9.3%
993,751	Fidelity Government Portfolio-Class I, 0.01%(a)			$993,751
	TOTAL SHORT TERM INVESTMENT (Cost $993,751)			993,751
	TOTAL INVESTMENTS (Cost $7,987,639)		100.9%	10,784,043
	LIABILITIES IN EXCESS OF OTHER ASSETS		(0.9)%	(91,856)
	TOTAL NET ASSETS		100.0%	$10,692,187

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	7-day yield.
ADR	American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2013

		Jacob
	Jacob	Small Cap
	Internet Fund	Growth Fund
Assets:
Investments, at value (cost $25,061,872 and $13,396,434, respectively)	$41,010,830 (1)	$17,451,384
Cash from securities lending broker (See Note 7)	807,291	—
Receivable for capital shares sold	38,642	1,528
Receivable for investments sold	—	68,274
Dividend Receivable	9,749	10
Other assets	6,029	13,122
Total Assets	41,872,541	17,534,318
Liabilities:
Payable for collateral received for securities loaned	1,438,164	—
Payable for securities purchased	149,606	98,129
Payable to Adviser	42,698	1,372
Payable for distribution expenses (see Note 8)	98,083	4,193
Payable for capital shares repurchased	14,021	—
Accrued printing and mailing fees	8,641	3,080
Accrued transfer agent fees	23,762	11,080
Accrued expenses and other liabilities	64,715	49,386
Total Liabilities	1,839,690	167,240
Net Assets	$40,032,851	$17,367,078

Net Assets Consist Of:
Capital Stock	$29,900,681	$23,138,056
Accumulated net investment loss	(498,764)	(570,820)
Accumulated net realized loss on investment transactions	(5,318,024)	(9,255,108)
Net unrealized appreciation on investments	15,948,958	4,054,950
Total Net Assets	$40,032,851	$17,367,078
Institutional Class(3)
Net Assets	$—	$10,130,625
Shares outstanding (20 billion shares of $0.001 par value authorized)	—	573,326
Net asset value, redemption price and offering price per share(2)	$—	$17.67
Investor Class
Net Assets	$40,032,851	$7,236,453
Shares outstanding (20 billion shares of $0.001 par value authorized)	10,509,656	410,544
Net asset value, redemption price and offering price per share(2)	$3.81	$17.63

(1)	Includes securities out on loan to brokers with a market value of $1,422,619.
(2)	Redemption of shares held less than 30 days (Internet Fund and Small Cap Growth Fund, Investor Class only) may be charged a 2% redemption fee. See Note 3.
(3)	The Internet Fund currently offers Investor Class shares only. See Note 1.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2013

	Jacob
	Micro Cap	Jacob
	Growth Fund	Wisdom Fund
Assets:
Investments, at value (cost $11,113,268 and $7,987,639, respectively)	$14,221,373	$10,784,043
Receivable for capital shares sold	45	—
Receivable for investments sold	243,531	—
Dividend Receivable	4	22,202
Other assets	14,957	7,803
Total Assets	14,479,910	10,814,048
Liabilities:
Payable for securities purchased	14,667	—
Payable to Adviser	13,941	—
Payable for distribution expenses (see Note 8)	—	25,125
Payable for capital shares repurchased	—	50,000
Accrued printing and mailing fees	6,314	2,299
Accrued transfer agent fees	14,820	6,617
Accrued expenses and other liabilities	57,541	37,820
Total Liabilities	107,283	121,861
Net Assets	$14,372,627	$10,692,187

Net Assets Consist Of:
Capital Stock	$10,234,739	$8,525,548
Undistributed net investment income	—	193,491
Accumulated net realized gain (loss) on investment transactions	1,029,783	(823,256)
Net unrealized appreciation on investments	3,108,105	2,796,404
Total Net Assets	$14,372,627	$10,692,187
Institutional Class(2)
Net Assets	$10,799,963	$—
Shares outstanding (20 billion shares of $0.001 par value authorized)	426,631	—
Net asset value, redemption price and offering price per share(1)	$25.31	$—
Investor Class
Net Assets	$3,572,664	$10,692,187
Shares outstanding (20 billion shares of $0.001 par value authorized)	146,006	1,006,499
Net asset value, redemption price and offering price per share(1)	$24.47	$10.62

(1)	Redemption of shares held less than 30 days (Micro Cap Growth Fund, Investor Class only and Wisdom Fund) may be charged a 2% redemption fee. See Note 3.
(2)	The Wisdom Fund currently offers Investor Class shares only. See Note 1.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2013

		Jacob
	Jacob	Small Cap
	Internet Fund	Growth Fund
Investment Income:
Dividend income	$175,433	$15,316 (1)
Interest income	153	34
Securities lending income	53,164	—
Total Investment Income	228,750	15,350

Expenses:
Investment advisory fees	466,770	123,439
Distribution expenses—Investor Class (See Note 8)	130,695	23,011
Administration fees	46,655	28,932
Fund accounting fees	28,801	32,578
Transfer agent fees	139,610	55,979
Custody fees	7,135	6,205
Federal and state registration	21,050	33,412
Insurance expense	17,104	2,379
Audit fees	15,025	14,161
Legal fees	59,810	18,644
Reports to shareholders	22,055	7,785
Directors’ fees and expenses	39,880	14,241
Other	215	68
Total Expenses	994,805	360,834
Expense Waiver (See Note 6)	—	(59,468)
Net expenses	994,805	301,366
Net Investment Loss	(766,055)	(286,016)

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	3,707,701	1,658,627
Change in net unrealized appreciation on investments	5,339,874	3,225,508
Net realized and unrealized gain on investments	9,047,575	4,884,135
Net Increase in Net Assets Resulting from Operations	$8,281,520	$4,598,119

(1)	Net of foreign tax withheld of $219 for the Small Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS

	Jacob	Jacob
	Micro Cap	Micro Cap	Jacob
	Growth Fund*	Growth Fund	Wisdom Fund
	Period Ended	Year Ended	Year Ended
	August 31, 2013	November 30, 2012	August 31, 2013
Investment Income:
Dividend income	$65,097 (1)	$99,438	$409,906	(1)
Interest income	92	261	18
Total Investment Income	65,189	99,699	409,924
Expenses:
Investment advisory fees	158,196	690,759	54,170
Distribution expenses—Investor Class (See Note 8)	10,069	23,693	37,919
Administration fees	27,982	54,616	30,440
Fund accounting fees	25,516	35,165	28,505
Transfer agent fees	57,492	77,810	36,563
Custody fees	6,219	6,318	5,584
Federal and state registration	30,766	31,965	18,870
Insurance expense	9,276	3,634	4,383
Audit fees	14,019	15,700	15,570
Legal fees	45,650	123,471	16,750
Reports to shareholders	12,750	22,885	5,540
Directors’ fees and expenses	16,700	95,585	11,315
Reorganization expenses(2)	—	60,864	—
Other	184	1,945	66
Total Expenses	414,819	1,244,410	265,675
Expense Waiver (See Note 6)	(104,217)	(229,387)	(53,874)
Net expenses	310,602	1,015,023	211,801
Net Investment Income (Loss)	(245,413)	(915,324)	198,123

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investment transactions	4,155,641	4,877,091	440,853
Change in net unrealized appreciation/depreciation on investments	385,044	(594,088)	229,380
Net realized and unrealized gain on investments	4,540,685	4,283,003	670,233
Net Increase in Net Assets Resulting from Operations	$4,295,272	$3,367,679	$868,356

(1)	Net of foreign tax withheld of $410 for Micro Cap Growth Fund and $5,019 for Wisdom Fund.
(2)	Expenses related to the reorganization from Jacob Funds II (formerly, PineBridge Mutual Funds) to Jacob Funds Inc. See Note 9.
*
The Micro Cap Growth Fund’s predecessor fund had a fiscal year end of November 30, so the current activity begins on December 1, 2012 and the numbers shown above are for the nine month period. The fiscal year end was changed to August 31 to align with the other Jacob Funds.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012
Operations:
Net investment loss	$(766,055)	$(797,089)
Net realized gain on investment transactions	3,707,701	2,385,725
Change in net unrealized appreciation/depreciation on investments	5,339,874	(570,881)
Net increase in net assets resulting from operations	8,281,520	1,017,755

Capital Share Transactions: (Note 3)
Proceeds from shares sold	1,586,863	5,838,275
Cost of shares redeemed	(9,820,679)	(8,143,073)
Redemption fees	1,711	4,599
Net decrease in net assets resulting from capital share transactions	(8,232,105)	(2,300,199)

Net Increase (Decrease) in Net Assets	49,415	(1,282,444)
Net Assets:
Beginning of year	39,983,436	41,265,880
End of year*	$40,032,851	$39,983,436
*Includes accumulated net investment loss of:	$(498,764)	$(578,111)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012
Operations:
Net investment loss	$(286,016)	$(199,476)
Net realized gain (loss) on investment transactions	1,658,627	(147,287)
Change in net unrealized appreciation/depreciation on investments	3,225,508	39,847
Net increase (decrease) in net assets resulting from operations	4,598,119	(306,916)

Distributions to Shareholders:
From net investment income	—	(267,796)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	343,645	838,030
Proceeds from reorganization(1)	10,729,289	—
Proceeds from reinvestment of distribution	—	240,803
Cost of shares redeemed	(3,687,836)	(2,133,300)
Redemption fees	50	204
Net increase (decrease) in net assets resulting from capital share transactions	7,385,148	(1,054,263)

Net Increase (Decrease) in Net Assets	11,983,267	(1,628,975)
Net Assets:
Beginning of year	5,383,811	7,012,786
End of year*	$17,367,078	$5,383,811
*Includes accumulated net investment loss of:	$(570,820)	$(284,761)

(1)	Represents the amount acquired as a result of the reorganization of the Jacob Small Cap Growth Fund II Series of Jacob Funds II into the Fund on November 12, 2012. See Note 9.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended	Year Ended
	August 31, 2013*	November 30, 2012	November 30, 2011
Operations:
Net investment loss	$(245,413)	$(915,324)	$(1,437,704)
Net realized gain on investment transactions	4,155,641	4,877,091	5,555,453
Change in net unrealized appreciation/depreciation
on investments	385,044	(594,088)	(8,468,861)
Net increase (decrease) in net assets resulting from operations	4,295,272	3,367,679	(4,351,112)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	181,622	10,321,021	64,527,181
Cost of shares redeemed	(35,126,662)	(28,069,923)	(61,354,232)
Redemption fees	8	—	—
Net increase (decrease) in net assets resulting from
capital share transactions	(34,945,032)	(17,748,902)	3,172,949

Net Decrease in Net Assets	(30,649,760)	(14,381,223)	(1,178,163)
Net Assets:
Beginning of period	45,022,387	59,403,610	60,581,773
End of period	$14,372,627	$45,022,387	$59,403,610

*
The Micro Cap Growth Fund’s predecessor fund had a fiscal year end of November 30, so the current activity began on December 1, 2012 and the numbers shown above are for the nine month period ended August 31, 2013.  The fiscal year end was changed to August 31 to align with the other Jacob Funds.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB WISDOM FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012
Operations:
Net investment income	$198,123	$165,515
Net realized gain on investment transactions	440,853	204,645
Change in net unrealized appreciation/depreciation on investments	229,380	1,033,937
Net increase in net assets resulting from operations	868,356	1,404,097

Distributions to Shareholders:
From net investment income	(169,237)	(104,302)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	153,427	136,160
Proceeds from reinvestment of distribution	138,611	84,721
Cost of shares redeemed	(941,399)	(1,293,462)
Net decrease in net assets resulting from capital share transactions	(649,361)	(1,072,581)

Net Increase in Net Assets	49,758	227,214
Net Assets:
Beginning of year	10,642,429	10,415,215
End of year*	$10,692,187	$10,642,429
*Includes undistributed net investment income of:	$193,491	$175,475

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2013		2012		2011		2010		2009
Investor Class
Per Share Data:
Net asset value, beginning of year	$3.03		$2.95		$2.28		$1.99		$2.07

Income (loss) from investment operations:
Net investment loss(1)	(0.07)		(0.06)		(0.08)		(0.06)		(0.06)
Net realized and unrealized gain (loss) on investment transactions	0.85		0.14		0.75		0.35		(0.02)
Total from investment operations	0.78		0.08		0.67		0.29		(0.08)
Net asset value, end of year	$3.81		$3.03		$2.95		$2.28		$1.99

Total return	25.74%		2.71%		29.39%		14.57%		(3.86)%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$40,033		$39,983		$41,266		$35,058		$36,913
Ratio of gross operating expenses
(prior to waiver or recoupments) to average net assets	2.66%		2.87%		2.69%		3.06%		3.71%
Ratio of net operating expenses
(after waiver or recoupments) to average net assets	2.66	%(2)	2.87	%(2)	2.82	%(2)	2.96	%(2)	3.64	%(2)
Ratio of net investment loss
(prior to waiver or recoupments) to average net assets	(2.05)%		(1.99)%		(2.53)%		(2.49)%		(3.54)%
Ratio of net investment loss
(after waiver or recoupments) to average net assets	(2.05	)%(2)	(1.99	)%(2)	(2.66	)%(2)	(2.39	)%(2)	(3.47	)%(2)
Portfolio turnover rate	44.10%		55.61%		52.39%		52.09%		106.98%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)
For the period January 1, 2009 through January 2, 2014, the Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s expense ratio exceeds 2.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. All eligible previously waived expenses under this agreement were recouped by the Adviser during the year ended August 31, 2011.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout the period presented.

	November 12, 2012(1)
	through
Institutional Class	August 31, 2013

Per Share Data:
Net asset value, beginning of period	$12.94

Income (loss) from investment operations:
Net investment loss	(0.22	)(3)
Net realized and unrealized gain on investment transactions	4.95
Total from investment operations	4.73
Net asset value, end of period	$17.67

Total return	36.55	%(4)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$10,131
Ratio of gross operating expenses
(prior to waiver or reimbursements) to average net assets	2.32	%(5)
Ratio of net operating expenses
(after waiver or reimbursements) to average net assets	1.95	%(2)(5)
Ratio of net investment loss
(prior to waiver or reimbursements) to average net assets	(2.20	)%(5)
Ratio of net investment loss
(after waiver or reimbursements) to average net assets	(1.83	)%(2)(5)
Portfolio turnover rate	80.91	%(4)

(1)
Commencement of operations of the Small Cap Growth Fund Institutional Class.  The Class I shares of the Jacob Small Cap Growth Fund II, (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) was reorganized into Institutional Class shares of the Small Cap Growth Fund on November 12, 2012.  On July 9, 2012, before the reorganization, the adviser of the Jacob Small Cap Growth Fund II changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”).  See Note 9.

(2)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2014, to waive up to 100% of its advisory fee to the extent that the Fund’s operating expense ratio exceeds 1.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

							October 1,
							2009
							Through		Year Ended
	Year Ended August 31,						August 31,		September 30,
	2013(7)		2012		2011		2010(1)		2009		2008
Investor Class
Per Share Data:
Net asset value, beginning of period	$13.87		$15.12		$10.90		$11.16		$13.82		$21.94
Income (loss) from investment operations:
Net investment loss	(0.35	)(2)	(0.47	)(2)	(0.55	)(2)	(0.48	)(2)	(0.17	)(2)	(0.29	)(3)
Net realized and unrealized gain (loss) on
investment transactions	4.11		(0.15)		4.75		0.22		(2.49)		(7.83)
Total from investment operations	3.76		(0.62)		4.20		(0.26)		(2.66)		(8.12)
Less distributions from net investment income	—		(0.63)		—		—		—		—
Paid in capital from redemption fees	0.00	(11)	0.00	(11)	0.02		0.00	(11)	0.00	(11)	0.00	(11)
Net asset value, end of period	$17.63		$13.87		$15.12		$10.90		$11.16		$13.82
Total return	27.11%		(3.75)%		38.72%		(2.33	)%(9)	(19.25)%		(37.01)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$7,236		$5,384		$7,013		$4,073		$8,321		$31,907
Ratio of gross operating expenses
(prior to waiver or reimbursements) to average net assets	2.97%		4.28%		4.45%		5.43	%(4)(10)	2.64	%(4)	1.86	%(4)
Ratio of net operating expenses
(after waiver or reimbursements) to average net assets	2.47	%(6)(8)	3.38	%(6)	3.55	%(6)	4.82	%(4)(5)(6)(10)	2.64	%(4)(5)	1.86	%(4)
Ratio of net investment loss
(prior to waiver or reimbursements) to average net assets	(2.86)%		(4.27)%		(4.44)%		(5.21	)%(10)	(1.87)%		(1.56)%
Ratio of net investment loss
(after waiver or reimbursements) to average net assets	(2.36	)%(6)(8)	(3.37	)%(6)	(3.54	)%(6)	(4.60	)%(5)(6)(10)	(1.87	)%(5)	(1.56)%
Portfolio turnover rate	80.91%		77.65%		102.80%		228.16	%(9)	307.06%		246.41%
_______________

(1)
The financial highlights set forth herein include the historical financial highlights of the Rockland Small Cap Growth Fund. The assets of the Rockland Small Cap Growth Fund were acquired by the Fund on February 1, 2010.  At the time of the reorganization, the adviser changed from Gould Investment Partners, LLC to Jacob Asset Management of New York LLC.  The Fund’s fiscal year was changed to August 31 to align with the other Jacob Funds.

(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)
The expense ratio includes interest expense paid to the custodian on overdrafts to cover shareholder redemptions. The expense ratio for interest expense paid to the custodian for the period ended August 31, 2010 and the years ended September 30, 2009 and 2008 was 0.02%, 0.01% and 0.01%, respectively.

(5)
Effective September 1, 2009, Gould Investment Partners, LLC agreed to voluntarily waive 0.25% of its advisory fee indefinitely. The impact on the net operating expense ratio was (0.01)% for the fiscal year ended September 30, 2009 and (0.25)% for the period October 1, 2009 through January 31, 2010.

(6)
The Adviser contractually agreed, through November 11, 2012, to waive its advisory fees in an amount up to an annual rate of 0.90% of the Fund’s average daily net assets, to the extent that the Fund’s operating expense ratio exceeds 2.45%.

(7)
On November 12, 2012, Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) were reorganized into Investor Class shares of the Small Cap Growth Fund.  Activity after November 12, 2012 reflects the Funds’ combined operations.  See Note 9.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND (Continued)
FINANCIAL HIGHLIGHTS

(8)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2014, to waive its advisory fees in an amount up to an annual rate of 0.90% of the Fund’s average daily net assets, to the extent that the Fund’s operating expense ratio exceeds 2.25% excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(9)	Not annualized.
(10)	Annualized.
(11)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Nine Months
	Ended		Year Ended November 30,
	August 31,
	2013*		2012(1)		2011(1)		2010(1)		2009(1)		2008(1)
Institutional Class
Per Share Data:
Net asset value, beginning of period	$19.11		$18.19		$17.82		$13.18		$10.42		$24.88
Income (loss) from investment operations:
Net investment loss(4)	(0.27)		(0.31)		(0.30)		(0.20)		(0.15)		(0.10)
Net realized and unrealized gain (loss)
on investment transactions	6.47		1.23		0.67		4.84		2.91		(10.40)
Total from investment operations	6.20		0.92		0.37		4.64		2.76		(10.50)
Less distributions:
From net realized gain	—		—		—		—		—		(3.96)
Net asset value, end of period	$25.31		$19.11		$18.19		$17.82		$13.18		$10.42
Total return	32.44	%(6)	5.06%		2.08%		35.20%		26.49%		(50.02)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$10,800		$40,666		$50,065		$51,300		$40,122		$41,582
Ratio of gross operating expenses (prior to waiver
or reimbursements) to average net assets	3.01	%(7)	2.12%		1.79%		1.89%		2.00%		1.73%
Ratio of net operating expenses (after waiver
or reimbursements) to average net assets	2.28	%(2)(7)	1.72	%(2)(3)	1.60	%(3)	1.60	%(3)	1.60	%(3)	1.60	%(3)
Ratio of net investment loss (prior to waiver
or reimbursements) to average net assets	(2.46	)%(7)	(1.95)%		(1.72	)%(5)	(1.64	)%(5)	(1.76	)%(5)	(0.71	)%(5)
Ratio of net investment loss (after waiver
or reimbursements) to average net assets	(1.73	)%(2)(7)	(1.55	)%(2)(3)	(1.53	)%(3)	(1.35	)%(3)	(1.36	)%(3)	(0.58	)%(3)
Portfolio turnover rate	40.19	%(6)	115%		165%		216%		209%		250%
_______________
(1)   The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”).  The Predecessor Fund was reorganized into the Micro Cap Growth Fund on November 12, 2012.  On July 9, 2012, before the reorganization, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”).  Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class I shares.  See Note 9.
(2    The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2014, to waive up to 100% of its advisory fee to the extent that the Fund’s operating expense ratio exceeds 2.15%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.
(3)   Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.60% of the Fund’s average daily net assets.
(4)   Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(5)   Unaudited.
(6    Not annualized.
(7)   Annualized.
 *    The Micro Cap Growth Fund’s predecessor fund had a fiscal year end of November 30, so the current activity begins on December 1, 2012 and the numbers shown are for the nine month period.  The fiscal year was changed to August 31 to align with the other Jacob Funds.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Nine Months
	Ended		Year Ended November 30,
	August 31,
	2013*		2012(1)		2011(1)		2010(1)		2009(1)		2008(1)
Investor Class
Per Share Data:
Net asset value, beginning of period	$18.51		$17.68		$17.36		$12.88		$10.21		$24.51
Income (loss) from investment operations:
Net investment loss(4)	(0.37)		(0.37)		(0.35)		(0.25)		(0.18)		(0.14)
Net realized and unrealized gain (loss)
on investment transactions	6.33		1.20		0.67		4.73		2.85		(10.20)
Total from investment operations	5.96		0.83		0.32		4.48		2.67		(10.34)
Less distributions:
From net realized gain	—		—		—		—		—		(3.96)
Net asset value, end of period	$24.47		$18.51		$17.68		$17.36		$12.88		$10.21
Total return	32.20	%(6)	4.69%		1.84%		34.78%		26.15%		(50.14)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$3,573		$4,356		$9,339		$9,282		$4,198		$4,458
Ratio of gross operating expenses (prior to waiver
or reimbursements) to average net assets	3.65	%(7)	2.47%		2.12%		2.24%		2.35%		2.03%
Ratio of net operating expenses (after waiver
or reimbursements) to average net assets	2.63	%(2)(7)	2.07	%(2)(3)	1.88	%(3)	1.90	%(3)	1.90	%(3)	1.85	%(3)
Ratio of net investment loss (prior to waiver
or reimbursements) to average net assets	(3.34	)%(7)	(2.30)%		(2.05	)%(5)	(2.01	)%(5)	(2.11	)%(5)	(1.00	)%(5)
Ratio of net investment loss (after waiver
or reimbursements) to average net assets	(2.32	)%(2)(7)	(1.90	)%(2)(3)	(1.81	)%(3)	(1.67	)%(3)	(1.66	)%(3)	(0.82	)%(3)
Portfolio turnover rate	40.19	%(6)	115%		165%		216%		209%		250%
_______________
(1)   The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”).  The Predecessor Fund was reorganized into the Micro Cap Growth Fund on November 12, 2012.  On July 9, 2012, before the reorganization, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”).  Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class R shares.  See Note 9.
(2)   The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2014, to waive up to 100% of its advisory fee to the extent that the Fund’s operating expense ratio exceeds 2.45%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.
(3)   Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.90% of the Fund’s average daily net assets.
(4)   Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(5)   Unaudited.
(6)   Not annualized.
(7)   Annualized.
 *    The Micro Cap Growth Fund’s predecessor fund had a fiscal year end of November 30, so the current activity begins on December 1, 2012 and the numbers shown are for the nine month period.  The fiscal year was changed to August 31 to align with the other Jacob Funds.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB WISDOM FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

				June 1, 2010
				Through		Year Ended
	Year Ended August 31,			August 31,		May 31,
	2013	2012	2011	2010(1)		2010(2)	2009
Per Share Data:
Net asset value, beginning of period	$9.96	$8.81	$7.65	$7.65		$6.48	$10.34
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.16	0.08	0.02		0.00	(0.02)
Net realized and unrealized gain (loss)
on investment transactions	0.62	1.08	1.10	(0.02)		1.18	(3.23)
Total from investment operations	0.82	1.24	1.18	0.00		1.18	(3.25)
Less distributions:
From net investment income	(0.16)	(0.09)	—	—		—	—
From net realized gain	—	—	(0.02)	—		(0.01)	(0.61)
Total distributions	(0.16)	(0.09)	(0.02)	—		(0.01)	(0.61)
Net asset value, end of period	$10.62	$9.96	$8.81	$7.65		$7.65	$6.48
Total return	8.40%	14.08%	15.40%	0.00	%(4)	18.24%	(31.46)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$10,692	$10,642	$10,415	$11,185		$11,763	$4,315
Ratio of gross operating expenses (prior to waiver
or reimbursements) to average net assets	2.45%	2.84%	2.82%	3.22	%(5)	4.24%	3.44%
Ratio of net operating expenses (after waiver
or reimbursements) to average net assets(3)	1.95%	2.34%	2.32%	2.72	%(5)	3.14%	2.75%
Ratio of net investment income (loss) (prior to
waiver or reimbursements) to average net assets	1.33%	1.07%	0.54%	0.30	%(5)	(0.80)%	(0.86)%
Ratio of net investment income (loss) (after waiver
or reimbursements) to average net assets(3)	1.83%	1.57%	1.04%	0.80	%(5)	0.30%	(0.17)%
Portfolio turnover rate	28.10%	19.62%	13.60%	6.50	%(4)	60.69%	37.12%
_______________
(1)   The Fund’s fiscal year was changed to August 31 to align with the other Jacob Funds.
(2)   The financial highlights set forth herein include the historical financial highlights of the Wisdom Fund series of New Providence Investment Trust (the “Predecessor Fund”).  The Predecessor Fund was reorganized into the Wisdom Fund on February 18, 2010. On December 1, 2009, before the reorganization, the adviser changed from Atlanta Investment Counsel, LLC to Jacob Asset Management of New York LLC. Information prior to February 18, 2010 reflects the performance of the Predecessor Fund’s Class B shares.
(3)   The Adviser has contractually agreed, effective February 18, 2010 through January 2, 2014 to waive its advisory fees in an amount up to an annual rate of 0.50% of the Fund’s average daily net assets, to the extent that the Fund’s operating expense ratio exceeds 1.95%.  Prior to November 30, 2009, the previous adviser agreed to waive operating expenses over 1.75% of the Fund’s average daily net assets, exclusive of interest, taxes, brokerage fees and 12b-1 fees.
(4)   Not annualized.
(5)   Annualized.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2013

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of four “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”), the Jacob Micro Cap Growth Fund (the “Micro Cap Growth Fund”) and the Jacob Wisdom Fund (the “Wisdom Fund”), each a “Fund”, collectively the “Funds”, and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of the Small Cap Growth Fund and Micro Cap Growth Fund is long-term growth of capital. The primary investment objective of the Wisdom Fund is to maximize total investment return consisting of a combination of income and capital appreciation.

The Internet Fund commenced operations on December 14, 1999. The Small Cap Growth Fund commenced operations on February 1, 2010 when it acquired the assets and liabilities of the Rockland Small Cap Growth Fund series of Rockland Funds Trust in a reorganization transaction (the Small Cap Growth Fund is the successor fund to the Rockland Small Cap Growth Fund). The Small Cap Growth Fund acquired the Class I and Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, the PineBridge Mutual Funds) (the “Predecessor Small Cap Growth Fund”) on November 12, 2012. The Micro Cap Growth Fund commenced operations on November 12, 2012 when it acquired the assets and liabilities of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (the “Predecessor Micro Cap Growth Fund”) in a reorganization transaction (the Micro Cap Growth Fund is the successor fund to the Predecessor Micro Cap Growth Fund). The Wisdom Fund commenced operations on February 18, 2010 when it acquired the assets and liabilities of the Wisdom Fund series of New Providence Investment Trust (the “Predecessor Wisdom Fund”) in a reorganization transaction (the Wisdom Fund is the successor fund to the Predecessor Wisdom Fund).

The Internet Fund and Wisdom Fund currently offer Investor Class shares. The Small Cap Growth Fund and Micro Cap Growth Fund currently offer Investor Class and Institutional Class shares. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Investor Class shareholders may be charged a redemption fee of 2% if the shares are redeemed within 30 days of initial investment.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

 translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value.  Where market quotations are not readily available, are unreliable or when values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, securities are valued at fair value using procedures approved by the Board of Directors that are designed to determine a security’s fair value.

The Funds adhere to fair valuation accounting standards which provide an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

The following is a summary of the inputs used to value the Internet Fund’s investments as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock
Internet—Commerce	$5,804,975	$—	$—	$5,804,975
Internet—Infrastructure	20,076,165	—	—	20,076,165
Internet—Media	9,982,876	1,401,069	—	11,383,945
Total Common Stock	35,864,016	1,401,069	—	37,265,085
Short Term Investment
Money Market Fund	3,600,552	—	—	3,600,552
Investments Purchased With Cash
Proceeds From Securities Lending
Commercial Paper	—	—	145,193	145,193
Total Investments in Securities	$39,464,568	$1,401,069	$145,193	$41,010,830

There were no transfers into or out of Level 1, Level 2 and Level 3 during the reporting period, as compared to their classification from the most recent annual report.

Investments
Description	in Securities
Balance as of August 31, 2012	$137,176
Change in unrealized appreciation (depreciation)	34,719
Sales	(26,702)
Transfers in and/or out of Level 3*	—
Balance as of August 31, 2013	$145,193
____________

*  The informatin used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period.  Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

The chart below represents quantitative disclosure about significant observable inputs for Level 3 fair value measurements.

	Fair Value at	Valuation	Observable
	August 31, 2013	Techniques	Inputs
Ottimo Funding LLC	$145,193	Market Quotations	Average price received from three
			Prominent Pricing Services.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of  August 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock
Arts, Entertainment, and Recreation	$1,122,471	$—	$—	$1,122,471
Biotech & Pharmaceuticals	2,546,577	—	—	2,546,577
Energy—Exploration & Production	1,810,105	—	—	1,810,105
Energy—Infrastructure & Services	342,540	—	—	342,540
Financial	524,018	—	—	524,018
Health Care Providers & Services	433,056	—	—	433,056
Industrial	1,215,364	—	—	1,215,364
Medical Devices	1,278,883	—	—	1,278,883
Retail & Restaurants	992,459	—	—	992,459
Technology—Hardware	2,285,212	—	—	2,285,212
Technology—Software & Services	3,730,927	—	—	3,730,927
Total Common Stock	16,281,612	—	—	16,281,612
Short Term Investment
Money Market Fund	1,169,772	—	—	1,169,772
Total Investments in Securities	$17,451,384	$—	$—	$17,451,384

There were no transfers into or out of Level 1, Level 2 and Level 3 during the reporting period, as compared to their classification from the most recent annual report.

The following is a summary of the inputs used to value the Micro Cap Growth Fund’s investments as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Arts, Entertainment, and Recreation	$901,128	$—	$—	$901,128
Biotech & Pharmaceuticals	2,401,183	—	—	2,401,183
Energy—Exploration & Production	583,710	—	—	583,710
Financial	447,990	—	—	447,990
Food & Beverages	393,623	—	—	393,623
Health Care Providers & Services	358,104	—	—	358,104
Industrial	2,107,633	—	—	2,107,633
Medical Devices	1,933,593	—	—	1,933,593
Retail & Restaurants	588,174	—	—	588,174
Technology—Hardware	1,001,410	—	—	1,001,410
Technology—Software & Services	3,268,106	—	—	3,268,106
Total Common Stock	13,984,654	—	—	13,984,654
Short Term Investment
Money Market Fund	236,719	—	—	236,719
Total Investments in Securities	$14,221,373	$—	$—	$14,221,373

There were no transfers into or out of Level 1, Level 2 and Level 3 during the reporting period, as compared to their classification from the most recent annual report.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

The following is a summary of the inputs used to value the Wisdom Fund’s investments as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock
Air Freight & Logistics	$205,392	$—	$—	$205,392
Beverages	755,750	—	—	755,750
Commercial Banks	288,960	—	—	288,960
Commercial Services & Supplies	645,384	—	—	645,384
Consumer Finance	897,445	—	—	897,445
Consumer Non—Cyclical	478,740	—	—	478,740
Diversified Manufacturing	255,150	—	—	255,150
Food & Staples Retailing	515,660	—	—	515,660
Food Products	621,614	—	—	621,614
Health Care Equipment & Supplies	656,982	—	—	656,982
Hotels, Restaurants & Leisure	283,080	—	—	283,080
Insurance	500,440	—	—	500,440
Machinery	857,058	—	—	857,058
Oil, Gas & Consumable Fuels	715,920	—	—	715,920
Pharmaceuticals	200,676	—	—	200,676
Technology Hardware & Software	906,570	—	—	906,570
Textiles, Apparel & Luxury Goods	1,005,471	—	—	1,005,471
Total Common Stock	9,790,292	—	—	9,790,292
Short Term Investment
Money Market Fund	993,751	—	—	993,751
Total Investments in Securities	$10,784,043	$—	$—	$10,784,043

There were no transfers into or out of Level 1, Level 2 and Level 3 during the reporting period, as compared to their classification from the most recent annual report.

(b) Income Recognition—Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

(c) Expenses—Expenses that are not attributable to a particular Fund are typically allocated in proportion to each Fund’s respective net assets.  Expenses are allocated to a particular share class in proportion to each class’s respective net assets.  Expenses are recorded on an accrual basis.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Funds follow accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2013. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2013. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. Major jurisdictions for the Funds only relate to federal tax years. As of August 31, 2013, open federal tax years include the tax years ended August 31, 2010 through August 31, 2013 for the Internet Fund, the period ended August 31, 2010, and tax years ended August 31, 2011 through August 31, 2013 for the Small Cap Growth Fund, the tax years ended November 30, 2010 through November 30, 2012, and the period ended August 31, 2013 for the Micro Cap Growth Fund, and the tax year ended May 31, 2010, the period ended August 31, 2010, and the years ended August 31, 2011 through August 31, 2013 for the Wisdom Fund.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s Officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation expects the risk of loss to be remote.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

NOTE 3—CAPITAL SHARE TRANSACTIONS

At August 31, 2013 there were twenty billion shares, $0.001 par value, authorized for the Corporation. Transactions in shares of the Internet Fund were as follows:

	Year Ended		Year Ended
	August 31, 2013		August 31, 2012
	Shares	Amount	Shares	Amount
Sales	485,385	$1,586,863	1,957,940	$5,838,275
Redemptions	(3,149,980)	(9,820,679)	(2,760,849)	(8,143,073)
Redemption fees	—	1,711	—	4,599
Net decrease	(2,664,595)	$(8,232,105)	(802,909)	$(2,300,199)
Shares Outstanding:
Beginning of year	13,174,251		13,977,160
End of year	10,509,656		13,174,251

Transactions in shares of the Small Cap Growth Fund were as follows:

Institutional Class
	Period Ended
	August 31, 2013*
	Shares	Amount
Sales	3,852	$57,647
Sales in connection
with reorganization(1)	682,698	8,614,528
Redemptions	(113,224)	(1,564,048)
Redemption fees	—	—
Net increase	573,326	$7,108,127
Shares Outstanding:
Beginning of period	—
End of period	573,326

*	The Small Cap Growth Fund Institutional Class shares commenced operations on November 12, 2012.
(1)	The shares and amounts represent activity as a result of the Small Cap Growth Fund’s acquisition of the Predecessor Small Cap Growth Fund on November 12, 2012.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

Investor Class
	Year Ended		Year Ended
	August 31, 2013		August 31, 2012
	Shares	Amount	Shares	Amount
Sales	18,612	$285,998	61,059	$838,030
Sales in connection
with reorganization(1)	146,977	1,854,605	—	—
Reinvestments	—	—	18,902	240,803
Redemptions	(143,303)	(2,123,788)	(155,451)	(2,133,300)
Redemption fees	—	50	—	204
Net increase (decrease)	22,286	$16,865	(75,490)	$(1,054,263)
Shares Outstanding:
Beginning of year	388,258		463,748
End of year	410,544		388,258
Total increase (decrease)
for the Fund		$7,124,992		$(1,054,263)
____________
(1)	The shares and amounts represent activity as a result of the Small Cap Growth Fund’s acquisition of the Predecessor Small Cap Growth Fund on November 12, 2012.

Transactions in shares of the Micro Cap Growth Fund were as follows:

Institutional Class
	Nine Months Ended		Year Ended		Year Ended
	August 31, 2013*		November 30, 2012**		November 30, 2011***
	Shares	Amount	Shares	Amount	Shares	Amount
Sales	3,876	$82,890	482,067	$9,741,286	900,671	$17,612,466
Redemptions	(1,705,004)	(33,189,009)	(1,106,233)	(21,879,008)	(1,026,971)	(20,070,981)
Net decrease	(1,701,128)	$(33,106,119)	(624,166)	$(12,137,722)	(126,300)	$(2,458,515)
Shares Outstanding:
Beginning of period	2,127,759		2,751,925		2,878,225
End of period	426,631		2,127,759		2,751,925
____________
*
The Predecessor Micro Cap Growth Fund had a fiscal year end of November 30, so the current activity begins on December 1, 2012.  The fiscal year was changed to August 31 to align with the other Jacob Funds.

**	On November 12, 2012, Class I shares of the Predecessor Micro Cap Growth Fund were reorganized into Institutional Class shares of the Fund.
***	The shares and amounts represent the Class I shares of the Predecessor Micro Cap Growth Fund.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

Investor Class

	Nine Months Ended		Year Ended		Year Ended
	August 31, 2013*		November 30, 2012**		November 30, 2011***
	Shares	Amount	Shares	Amount	Shares	Amount
Sales	4,462	$98,732	29,469	$579,735	2,387,288	$46,914,715
Redemptions	(93,757)	(1,937,653)	(322,495)	(6,190,915)	(2,393,659)	(41,283,251)
Redemption fees	—	8	—	—	—	—
Net increase (decrease)	(89,295)	$(1,838,913)	(293,026)	$(5,611,180)	(6,371)	$5,631,464
Shares Outstanding:
Beginning of period	235,301		528,327		534,698
End of period	146,006		235,301		528,327
Total increase (decrease)
for the Fund		$(34,945,032)		$(17,748,902)		$3,172,949
____________
*
The Predecessor Micro Cap Growth Fund had a fiscal year end of November 30, so the current activity begins on December 1, 2012.  The fiscal year end was changed to August 31 to align with the other Jacob Funds.

**	On November 12, 2012, Class R shares of the Predecessor Micro Cap Growth Fund were reorganized into Investor Class shares of the Fund.
***	The shares and amounts represent the Class R shares of the Predecessor Micro Cap Growth Fund.

Transactions in shares of the Wisdom Fund were as follows:

	Year Ended		Year Ended
	August 31, 2013		August 31, 2012
	Shares	Amount	Shares	Amount
Sales	14,963	$153,427	14,580	$136,160
Reinvestments	14,364	138,611	9,530	84,721
Redemptions	(91,367)	(941,399)	(138,230)	(1,293,462)
Net decrease	(62,040)	$(649,361)	(114,120)	$(1,072,581)
Shares Outstanding:
Beginning of year	1,068,539		1,182,659
End of year	1,006,499		1,068,539

A 2% redemption fee is assessed on any Investor Class shares of the Funds, except those received from reinvested distributions, that are sold within 30 days following their purchase date.

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.  The following table shows the number of shareholders owning greater than 10% of the outstanding shares in each of the Funds at August 31, 2013:

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

Number of shareholders owning greater
Fund	than 10% of outstanding Fund shares
Small Cap Growth Fund Institutional Class	1
Micro Cap Growth Fund Institutional Class	2
Wisdom Fund	2

NOTE 4—INVESTMENT TRANSACTIONS

During the year ended August 31, 2013 for the Internet Fund, the Small Cap Growth Fund and the Wisdom Fund and the nine months ended August 31, 2013 for the Micro Cap Growth Fund, purchases and sales of investment securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Internet Fund	$16,039,668	$26,568,745
Small Cap Growth Fund	10,537,752	14,822,769
Micro Cap Growth Fund	6,749,679	39,916,740
Wisdom Fund	2,977,922	4,380,961

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the periods ended August 31, 2013.

NOTE 5—TAX INFORMATION

At August 31, 2013, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet	Small Cap	Micro Cap	Wisdom
	Fund	Growth Fund	Growth Fund	Fund
Cost of Investments	$25,529,504	$13,506,180	$11,157,554	$7,987,639
Gross unrealized appreciation	16,718,861	4,544,603	3,401,605	2,926,677
Gross unrealized depreciation	(1,237,535)	(599,399)	(337,786)	(130,273)
Net unrealized appreciation	$15,481,326	$3,945,204	$3,063,819	$2,796,404
Undistributed ordinary income	—	—	2,054,062	185,925
Undistributed long-term capital gains	—	—	714,156	—
Total distributable earnings	$—	$—	$2,768,218	$185,925
Other accumulated losses	$(5,349,156)	$(9,716,182)	$(1,694,149)	$(815,690)
Total accumulated earnings/(losses)	$10,132,170	$(5,770,978)	$4,137,888	$2,166,639

At August 31, 2013 the Internet Fund deferred, on a tax basis, post October losses of $665,030 and the Internet Fund and Small Cap Growth Fund deferred, on a tax basis, post December ordinary losses of $498,764 and $487,345, respectively.

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales, passive foreign investment companies (“PFICs”) and real estate investment trusts (“REITs”). At August 31, 2013, the Funds had accumulated net realized capital loss carryovers as follows:

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

Internet	Small Cap	Micro Cap	Wisdom
Fund	Growth Fund	Growth Fund	Fund	Expiration
$—	$6,919,217	$—	$—	8/31/2016
—	1,515,745	1,694,149	380,690	8/31/2017
4,185,362	793,875	—	435,000	8/31/2018
$4,185,362	$9,228,837	$1,694,149	$815,690

To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. For the periods ended August 31, 2013, the Internet Fund, Small Cap Growth Fund, Micro Cap Growth Fund and Wisdom Fund utilized capital loss carry forwards of $1,998,454, $1,369,699, $286,613 and $449,194, respectively.

Due to the rule under section 382 of the Internal Revenue Code, the Micro Cap Growth Fund’s capital loss carryforward of $1,694,149 is subject to annual limitations over the next 4 years.  The Fund will only be able to utilize $423,537 each year for the next 4 years.

As a result of a significant shareholder redemption during the period, limitations were placed on the allowable capital loss carryover pursuant to Internal Revenue Code Section 382.  The amount of capital loss carryover written off in the fiscal period ended August 31, 2013 was $10,905,355.

The Internet Fund made no distributions during the fiscal years ended August 31, 2013 and 2012. The Small Cap Growth Fund made no distributions during the fiscal year ended August 31, 2013 and paid $267,796 out of ordinary income during the fiscal year ended August 31, 2012. The Micro Cap Growth Fund made no distributions during the nine months ended August 31, 2013 and fiscal years ended November 30, 2012 and 2011. The Wisdom Fund paid $169,237 out of ordinary income during the fiscal year ended August 31, 2013 and paid $104,302 out of ordinary income during the fiscal year ended August 31, 2012.

Reclassification Adjustments: Capital stock, undistributed net investment income (loss), and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds.

Differences primarily relate to the tax treatment of net operating losses, expiring capital losses, foreign currency gains and losses, and differing book/tax treatment of the deduction of equalization debits for tax purposes.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments.  Accordingly, at August 31, 2013 reclassifications were recorded as follows:

	Small Cap	Micro Cap
	Internet	Growth	Growth	Wisdom
	Fund	Fund	Fund	Fund
Accumulated net investment income (loss)	$845,402	$(43)	$245,413	$(10,870)
Accumulated net realized loss on investments	—	3,835,206	10,024,368	10,870
Capital Stock	(845,402)	(3,835,163)	(10,269,781)	—

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has entered into Investment Advisory Agreements (the “Advisory Agreements”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain Officers and a Director of the Board are affiliated,

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation, on behalf of the Funds, compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets; 0.90% of the Small Cap Growth Fund’s average daily net assets; 1.20% of the Micro Cap Growth Fund’s average daily net assets; and 0.50% of the Wisdom Fund’s average daily net assets up to $500 million and 0.40% of annual average daily net assets over $500 million.

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Internet Fund’s average daily net assets to the extent the Internet Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.95% of the average daily net assets through January 2, 2014. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived. For the year ended August 31, 2013, the Adviser did not waive any fees with respect to the Internet Fund.

The Adviser contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.90% of the Small Cap Growth Fund’s average daily net assets, to the extent that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.45% of average daily net assets through November 11, 2012. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Small Cap Growth Fund’s expenses to exceed 2.45%. For the period from September 1, 2012 through November 11, 2012, fees of $9,202 were waived by the Adviser with respect to the Small Cap Growth Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Small Cap Growth Fund into the Small Cap Growth Fund) the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.25% or 1.95% for Investor Class and Institutional Class Shares, respectively, of each class’ average daily net assets through January 2, 2014.  The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee is waived.  For the period from November 12, 2012 through August 31, 2013, fees of $50,266 were waived by the Adviser with respect to the Small Cap Growth Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Micro Cap Growth Fund into the Micro Cap Growth Fund) the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Micro Cap Growth Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.45% or 2.15% for Investor Class and Institutional Class Shares, respectively, of each class’ average daily net assets through January 2, 2014.  The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee is waived.  For the nine months ended August 31, 2013, fees of $104,217 were waived by the Adviser with respect to the Micro Cap Growth Fund.

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.50% of the Wisdom Fund’s average daily net assets, to the extent that the Fund’s total annual operating expenses (excluding any taxes, interest brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 1.95% of average daily net assets through January 2, 2014. The Adviser has the ability to recoup amounts waived for a period of three

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Wisdom Fund’s expenses to exceed 1.95%. For the year ended August 31, 2013, fees of $53,874 were waived by the Adviser with respect to the Wisdom Fund.

Following is a schedule of when fees may be recouped:

Small Cap	Micro Cap	Wisdom
Growth Fund	Growth Fund	Fund	Expiration
$57,146	$—	$56,022	August 31, 2014
53,238	—	52,573	August 31, 2015
—	19,566	—	November 30, 2015
59,468	104,217	53,874	August 31, 2016
$169,852	$123,783	$162,469

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. U.S. Bancorp Asset Management, Inc. serves as the securities lending agent. All providers receive customary fees for services rendered.

NOTE 7—SECURITIES LENDING

The Funds may lend portfolio securities equal in value to up to 33% of their total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bancorp Asset Management, Inc. The Agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the types of security, length of the loan and credit standing of the borrower. The Funds continue to receive interest or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recover the securities from the borrower on demand. U.S. Bancorp Asset Management, Inc. received no income from the Internet Fund for its securities lending administrative services during the year ended August 31, 2013. The Small Cap Growth Fund, Micro Cap Growth Fund and Wisdom Fund did not participate in securities lending during the periods ended August 31, 2013.

As of August 31, 2013, the Internet Fund had loaned securities that were collateralized by cash proceeds that the borrower paid to the Internet Fund. The cash collateral is invested by the custodian with the approval of the Adviser. Although risk is mitigated by the collateral and by an indemnification by the securities lending agent, the Internet Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities. The Internet Fund is also exposed to market risk on the investments it purchases with the proceeds of the cash collateral. As of August 31, 2013, the value of the Internet Fund’s securities on loan was $1,422,619. The cost of the related collateral was $630,875 and the fair value of the investments purchased was $145,193 resulting in unrealized depreciation of $485,682 as of August 31, 2013. An amount of $807,291 of the collateral was not invested and held in cash.  For the year ended August 31, 2013, the Internet Fund experienced $34,719 of unrealized gains on the investments it purchased with proceeds of the cash collateral.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

NOTE 8—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the “Internet Fund Plan”), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser 0.25% per annum of the Internet Fund’s average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients (“Shareholder Servicing Fee”). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the Internet Fund’s average daily net assets on an annual basis (“Asset Based Sales Charge”). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser. The Internet Fund incurred $130,695 in expenses pursuant to the 12b-1 Plan for the year ended August 31, 2013.

The Corporation, on behalf of the Small Cap Growth Fund, Micro Cap Growth Fund and Wisdom Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund, Micro Cap Growth Fund and Wisdom Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $23,011, the Micro Cap Growth Fund incurred $10,069 and the Wisdom Fund incurred $37,919 in expenses pursuant to the 12b-1 Plan for the periods ended August 31, 2013.

NOTE 9—FUND REORGANIZATION

On November 9, 2012 the shareholders of the Predecessor Small Cap Growth Fund and Predecessor Micro Cap Growth Fund (the “Predecessor Funds”) approved an Agreement and Plan of Reorganization (“Reorganization Plan”), which qualified as a tax-free exchange for federal income tax purposes, providing for the transfer of assets and the assumption of liabilities of the Predecessor Funds to the Small Cap Growth Fund and Micro Cap Growth Fund, respectively (the “Funds”).  The Micro Cap Growth Fund was a newly created series of the Corporation. The Reorganization Plan provided for the acquisition by the Funds of all of the assets of the Predecessor Funds in exchange solely for the assumption of all of the liabilities of the Predecessor Funds and the issuance of shares of the Funds distributed pro rata by the Predecessor Funds to its shareholders in complete liquidation and termination of the Predecessor Funds. The Micro Cap Growth Fund adopted all of the history of the Predecessor Micro Cap Growth Fund. Class I and Class R shares of the Predecessor Funds were reorganized into Institutional Class and Investor Class shares of the Funds, respectively. Pursuant to the Reorganization Plan, each shareholder of the Predecessor Funds received shares of the Funds equal in value to the shares the shareholder had immediately prior to the Reorganization. On November 12,

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

2012, the reorganization was completed and the Predecessor Small Cap Growth Fund and Predecessor Micro Cap Growth Fund had $260,156 and $1,836,644 of unrealized appreciation, respectively, on that date.

The following table illustrates the details of the reorganization of the Small Cap Growth Fund:

	Shares
Predecessor	Predecessor	Issued to		Small Cap
Small Cap	Small Cap	Shareholders	Small Cap	Small Cap	Growth
Growth	Growth	of Predecessor	Growth	Growth	Fund		Tax
Fund	Fund	Small Cap	Fund	Fund	Share	Combined	Combined	Status of
Share Class	Net Assets	Growth Fund	Net Assets	Shares	Class	Net Assets	Shares	Transfer
Class I	$8,828,597	682,698	$—	—	Institutional	$8,828,597	682,698	Non-taxable
Class R	1,900,692	146,977	4,783,565	369,904	Investor	6,684,257	516,881	Non-taxable
Total	$10,729,289	829,675	$4,783,565	369,904		$15,512,854	1,199,579

The components of net assets immediately before the acquisition were as follows:

		Distributions in	Accumulated Net	Net Unrealized
		Excess of Net	Realized Loss	Appreciation/
	Capital Stock	Investment Income	on Investments	Depreciation	Net Assets
Small Cap Growth Fund II	$20,453,928	$(179,199)	$(9,805,596)	$260,156	$10,729,289
Small Cap Growth Fund	19,659,332	(427,728)	(14,650,238)	202,199	4,783,565
Total	$40,113,260	$(606,927)	$(24,455,834)	$462,355	$15,512,854

*  Due to rules under section 381 and 382 of the Internal Revenue Code, the combined fund will only be able to utilize $9,228,837 of the $22,868,661 capital loss carryforward and the losses will be limited to $136,875 each year ($109,500 in the first short year) over the next 5 years. The combined fund may not utilize the remaining $13,639,824.

Assuming the acquisition of Jacob Small Cap Growth Fund II had been completed on September 1, 2012, the combined Funds’ pro forma results in the Statement of Operations during the fiscal year ended August 31, 2013 were as follows:

Net investment income (loss)	$(465,215	)*
Net realized and unrealized gain on investments	$5,502,817	**
Net increase in net assets resulting from operations	$5,037,602

  * $(286,016) as reported in the Jacob Small Cap Growth Fund Statement of Operations, plus $(179,199) Jacob Small Cap Growth Fund II pre-merger.

** $4,884,135 as reported in the Jacob Small Cap Growth Fund Statement of Operations plus $618,682 Jacob Small Cap Growth Fund II pre-merger.

Because the combined funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of income and expenses of Jacob Small Cap Growth Fund II that have been included in the Fund’s Statement of Operations since November 9, 2012.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2013

The following table illustrates the details of the reorganization of the Micro Cap Growth Fund:

		Shares
		Issued to
Predecessor	Predecessor	Shareholders
Micro Cap	Micro Cap	of Predecessor	Micro Cap	Micro Cap		Tax
Growth Fund	Growth Fund	Micro Cap	Growth Fund	Growth Fund	Combined	Status of
Share Class	Net Assets	Growth Fund	Net Assets	Share Class	Net Assets	Transfer
Class I	$41,722,139	2,225,058	$—	Institutional	$41,722,139	Non-taxable
Class R	4,353,097	239,629	—	Investor	4,353,097	Non-taxable
Total	$46,075,236	2,464,687	$—		$46,075,236

NOTE 10—NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.”  ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS.  The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement.  In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with netting agreements or similar arrangements.  New disclosures are required for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods.

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” ASU No. 2013-01 clarifies that ordinary trade receivables and payables are not included in the scope of ASU No. 2011-11. ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending that are offset in accordance with specific criteria contained in the FASB Accounting Standards Codification.

Management is currently evaluating the impact ASU No. 2011-11 and ASU No. 2013-01 will have on the Funds’ financial statements and disclosures.

NOTE 11—SUBSEQUENT EVENTS

In preparing these financial statements, the Corporation has evaluated events after August 31, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

JACOB FUNDS INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Jacob Funds Inc.
and the Shareholders of the Jacob Internet Fund, Jacob Small Cap Growth Fund,
Jacob Micro Cap Growth Fund and Jacob Wisdom Fund

We have audited the accompanying statements of assets and liabilities of the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Wisdom Fund, each a series of shares of Jacob Funds Inc. (the “Funds”), including the schedules of investments, as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years and the period presented in the period then ended and each of the respective years or periods ended August 31, 2010. Additionally, we have audited the financial highlights of the Jacob Wisdom Fund for the year ended May 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial statements and financial highlights for all of the remaining years or periods presented were audited by other auditors, whose reports dated July 30, 2010, November 23, 2009, and October 28, 2009 each expressed an unqualified opinion on such financial statements and financial highlights.

We have also audited the accompanying statement of assets and liabilities of Jacob Micro Cap Growth Fund, a series of shares of Jacob Funds, Inc., including the schedule of investments, as of August 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for the period then ended and for the year ended November 30, 2012.  These financial statements and financial highlights are the responsibility of the Jacob Micro Cap Growth Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended November 30, 2011 and the financial highlights for each of the years in the four-year period ended November 30, 2011, were audited by other auditors whose report, dated January 27, 2012, expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jacob Internet Fund, Jacob Small Cap Growth Fund and Jacob Wisdom Fund as of August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years and the period presented in the period then ended and each of the respective years or periods ending August 31, 2010, and also the financial highlights of the Jacob Wisdom Fund for the year ended May 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, the financial statements and financial highlights referred to above for Jacob Micro Cap Growth Fund present fairly, in all material respects, the financial position of Jacob Micro Cap Growth Fund as of August 31, 2013, the results of its operations, changes in its net assets and its financial highlights for the period then ended and for the year ended November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 30, 2013

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended August 31, 2013 for the Internet Fund, Small Cap Growth Fund, Micro Cap Growth Fund and Wisdom Fund

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds assess a redemption fee of 2% on Investor Class shares sold within 30 days following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/2013–8/31/2013) for the Internet Fund, Small Cap Growth Fund, Micro Cap Growth Fund and Wisdom Fund.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds charge a redemption fee of 2% on shares sold within 30 days following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Internet Fund – Investor Class
		Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/13	Value 8/31/13	3/1/13–8/31/13*
Actual	$1,000.00	$1,237.00	$14.60
Hypothetical (5% annual return before expenses)	$1,000.00	$ 999.65	$13.05
____________
*  Expenses are equal to the Internet Fund’s annualized expense ratio of 2.59% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund – Institutional Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/13	Value 8/31/13	3/1/13–8/31/13*
Actual	$1,000.00	$1,243.50	$11.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,002.88	$ 9.84
____________
*  Expenses are equal to the Institutional Class’s annualized expense ratio of 1.95% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund – Investor Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/13	Value 8/31/13	3/1/13–8/31/13*
Actual	$1,000.00	$1,241.50	$12.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,001.36	$11.35
____________
*  Expenses are equal to the Investor Class’s annualized expense ratio of 2.25% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Micro Cap Growth Fund – Institutional Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/13	Value 8/31/13	3/1/13–8/31/13*
Actual	$1,000.00	$1,248.60	$14.40
Hypothetical (5% annual return before expenses)	$1,000.00	$ 999.90	$12.80
____________
*  Expenses are equal to the Institutional Class’s annualized expense ratio of 2.54% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Micro Cap Growth Fund – Investor Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/13	Value 8/31/13	3/1/13–8/31/13*
Actual	$1,000.00	$1,247.80	$15.64
Hypothetical (5% annual return before expenses)	$1,000.00	$ 998.79	$13.91
____________
*  Expenses are equal to the Investor Class’s annualized expense ratio of 2.76% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Wisdom Fund – Investor Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/13	Value 8/31/13	3/1/13–8/31/13*
Actual	$1,000.00	$1,033.10	$9.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,003.78	$8.94
____________
*  Expenses are equal to the Wisdom Fund’s annualized expense ratio of 1.77% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

HOLDINGS DISCLOSURE

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION (UNAUDITED)

For the period ended August 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 18%.  The percentage of dividends declared from net investment income designated as qualified dividend income is as follows:

Wisdom Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended August 31, 2013 is as follows:

Wisdom Fund	100.00%

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

INFORMATION ABOUT DIRECTORS

The business and affairs of the Funds are managed under the direction of the Corporation’s Board of Directors.  Information pertaining to the Directors of the Corporation is set forth below.  The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-JACOB-FX (522-6239).

				Number of
		Term of		Portfolios
	Position(s)	Office &		in Fund	Other
	Held	Length		Complex	Directorships
	within the	of Time	Principal Occupation	Overseen	Held by
Name, Address and Age	Corporation	Served(1)	During Past Five Years	by Director	Director

Independent Directors:

William B. Fell	Director	Since	Chief Financial Officer, Rhoads	4	None
653 Manhattan Beach Blvd. #J		1999	Industries, Inc., since 2012;
Manhattan Beach, CA 90266			Accounting and Financial
Age: 44			Consultant, 2010–2012;
			Controller, ABB Inc.,
			Instrumentation Division,
			2009–2010; General Accounting
			Manager, ABB Inc.,
			Instrumentation Division,
			February 2004–September 2009.

Christopher V. Hajinian	Director	Since	Media Production, since 2011;	4	None
653 Manhattan Beach Blvd. #J		1999	Property Management, since
Manhattan Beach, CA 90266			2008; Attorney, Neil A. Morris
Age: 44			Associates, P.C., 2006–2007.

Jeffrey I. Schwarzschild	Director	Since	Chief Counsel, California	4	None
653 Manhattan Beach Blvd. #J		1999	Conservation Corps, since
Manhattan Beach, CA 90266			September 2011; Deputy
Age: 42			Attorney General, The State
			of California, October 2006–
			September 2011; Associate
			attorney, Law Office of Mark E.
			Merin, April 2003–September 2006.
Interested Director:

Ryan I. Jacob(2)	Director,	Since	Chairman and Chief Executive	4	None
653 Manhattan Beach Blvd. #J	President,	1999	Officer of the Adviser since 1999;
Manhattan Beach, CA 90266	Chairman of		Chief Portfolio Manager of The
Age: 44	the Board		Internet Fund, Inc. from
	and Chief		December 1997–June 1999;
	Executive		Analyst for Horizon Asset
	Officer		Management, 1994–August 1998.

(continued on next page)

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
	Position(s)	Office &
	Held	Length
	within the	of Time	Principal Occupation
Name, Address and Age	Corporation	Served(1)	During Past Five Years

Officers:

Francis J. Alexander(3)	Vice	Since	Member of the Adviser and portfolio manager of the
653 Manhattan Beach Blvd. #J	President,	1999	Internet Fund since inception in 1999, Director of the
Manhattan Beach, CA 90266	Secretary and		Internet Fund, 1999–October 2003; President,
Age: 69	Treasurer		Alexander Capital Management, Inc., March
1985–present; Managing Member, ACMG, LLC
(registered investment adviser), October 1999 to
December 2003; Director and portfolio manager,
1998–March 2002, chairman of investment committee,
March 1999–March 2002, Lepereq, de Neuflize & Co.
Inc. (financial services company in investment advisory
and broker/dealer business).

Shane Morris(3)	Chief	2004–	Operations Manager for the Adviser since July 2008;
653 Manhattan Beach Blvd. #J	Compliance	2007	Operations Manager for the Adviser,
Manhattan Beach, CA 90266	Officer and	and	February 2002–October 2007.
Age: 36	Anti-Money	since
	Laundering	July
	Compliance	2008
Officer
__________
(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.
(2)	Ryan I. Jacob is deemed to be an “interested person” of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.
(3)	Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.

Investment Adviser
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public
Accounting Firm
BBD, LLP

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund, the Jacob Micro Cap Growth Fund and the Jacob Wisdom Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant has posted its code of ethics on its Internet website: www.jacobmutualfunds.com

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that William B. Fell possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated William B. Fell as the “audit committee financial expert.”  Mr. Fell is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant, BBD, LLP.

	FYE 8/31/2013	FYE 8/31/2012
Audit Fees	$52,000	$39,000
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$6,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2013	FYE 8/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant BBD, LLP for services to the Registrant and to the Registrant’s investment adviser (and any other entity controlling, controlled by or under common control with the investment adviser) for the last two fiscal years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2013	FYE 8/31/2012
Registrant	$8,000	$6,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer/President and principal financial officer/Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. The Registrant has posted its Code of Ethics on its website at www.jacobmutualfunds.com.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Jacob Funds Inc.

By (Signature and Title)                     /s/ Ryan Jacob
Ryan Jacob, President

Date   November 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)                     /s/ Ryan Jacob
Ryan Jacob, President

Date   November 7, 2013

By (Signature and Title)                     /s/ Francis Alexander
Francis Alexander, Treasurer

Date   November 7, 2013